UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - November 18, 2014

IEC ELECTRONICS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513
(Address of principal executive offices)(Zip code )

(315) 331-7742
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4    Matters Related to Accountants and Financial Statements
Item 4.01    Changes in Registrant’s Certifying Accountant

On November 18, 2014, IEC Electronics Corp. (the “Company”) engaged Crowe Horwath LLP (“Crowe Horwath”) to serve as the Company’s independent accounting firm for the Company’s fiscal year 2015. The Company did not consult with Crowe Horwath during the two most recent fiscal years and any subsequent interim periods as to the application of accounting principles to a specified transaction, either completed or proposed, the type of opinion that might be rendered on the Company’s financial statements, or any matter that was the subject of a disagreement or a reportable event under applicable rules and regulations of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date:	November 18, 2014	By:	/s Michael T. Williams
Michael T. Williams
Chief Financial Officer